                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         GTE CALIFORNIA INCORPORATED
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                (Name of Registrant as Specified in Its Charter)

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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transactions applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

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     (4) Proposed maximum aggregate value of transaction:

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     / / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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---------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                          GTE CALIFORNIA INCORPORATED
                                 ONE GTE PLACE
                      THOUSAND OAKS, CALIFORNIA 91362-3811


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 10, 1996


Irving, Texas
March 29, 1996

To the Holders of the Cumulative Preferred Stock, $20 Par Value, 4 1/2% Series, and the Common Stock:

Notice is hereby given that, in accordance with the Bylaws of GTE California Incorporated (the Company), the Annual Meeting of Shareholders of the Company will be held at the office of GTE Telephone Operations World Headquarters, 600 Hidden Ridge, Irving, Texas 75038, at 10:00 a.m., on Wednesday, the 10th day of April, 1996, for the purpose of (1) electing a Board of Directors to serve for the ensuing year and until their successors have been elected and qualified, (2) voting upon the appointment of Arthur Andersen LLP as the independent public accountant for the Company, and (3) transacting such other business as may properly come before the meeting and any adjournment thereof. The nominees for election as directors are named in the attached Proxy Statement, which is a part of this notice. The Board does not presently know of any other business to be considered.

Only shareholders of record at the close of business on Wednesday, March 6, 1996, will be entitled to vote at the meeting.

Please mark, sign and return the enclosed proxy as promptly as possible. If you are present at the meeting, you may withdraw your proxy and vote your shares personally.

                                        By order of the Board of Directors,



                                        CHARLES J. SOMES
                                        Secretary

                          GTE CALIFORNIA INCORPORATED
                                 ONE GTE PLACE
                      THOUSAND OAKS, CALIFORNIA 91362-3811



                                PROXY STATEMENT


     This Proxy Statement is being mailed on approximately March 29, 1996 to shareholders of GTE California Incorporated (the Company) in connection with the Annual Meeting of Shareholders of the Company (the Annual Meeting) to be held on Wednesday, April 10, 1996, at the office of GTE Telephone Operations World Headquarters, 600 Hidden Ridge, Irving, Texas 75038, at 10:00 a.m. and at any and all adjournments thereof. The Company's Board of Directors is soliciting proxies to be voted at the Annual Meeting.

RECORD DATE

     Only shareholders of record at the close of business on March 6, 1996 are entitled to vote in person or by proxy at the Annual Meeting.

PROXY PROCEDURE

     The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a shareholder attends the Annual Meeting, he or she may vote by ballot.

     If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted. Abstentions are counted towards determining whether a quorum is present.

     If a shareholder returns a signed proxy card but does not mark the boxes, the shares represented by that proxy card will be voted as recommended by the Board of Directors. Otherwise, the signed proxy card will be voted as indicated on the card. The proxy card also gives the individuals named as Proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the Annual Meeting. A shareholder may revoke his or her proxy at any time before it is voted by: (i) giving notice in writing to the Secretary of the Company (Secretary), (ii) granting a subsequent proxy; or (iii) appearing in person and voting at the Annual Meeting.

     If a shareholder participates in the GTE Shareholder Systematic Investment Plan (the SSIP), his or her proxy card represents both the number of shares registered in that shareholder's name and the number of full shares credited to his or her SSIP account. All such shares will be voted in accordance with the instructions on the proxy card.

COST OF SOLICITATION

     The Company is responsible for the cost of soliciting proxies. Proxies may be solicited by directors, officers or regular employees of the Company in person or by telephone, or by other means. The Company will also request brokers or nominees who hold shares of Cumulative Preferred Stock, $20 Par Value, 4 1/2% Series, in their names to forward proxy material at the Company's expense to the beneficial owners of such stock.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Shareholders of record at the close of business on March 6, 1996, of the 280,312 outstanding shares of Cumulative Preferred Stock, $20 Par Value, 4 1/2% Series, and the 69,438,190 outstanding shares of Common Stock are entitled to notice of and to vote at the Annual Meeting. Shareholders have cumulative voting rights, as described below, in electing directors. No shareholders shall be entitled to cumulative votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) unless such candidate or candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates who have been nominated. If voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected, which votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the shareholder may determine. If voting is not conducted by cumulative voting, each share will be entitled to one vote, and the holders of a majority of the shares voting at the meeting will be able to elect all of the directors if they choose to do so. In such event, the other shareholders will be unable to elect any director or directors. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. On all other matters, each share is entitled to one vote.

     All of the 69,438,190 outstanding shares of Common Stock are owned of record and beneficially by GTE Corporation (GTE or the Corporation), representing 99.6 percent of the outstanding voting securities of the Company.

VOTING OF PROXIES

     The persons named in the enclosed proxy have advised they intend to vote for the election of the nominees listed below as directors of the Company. If, in the event of an unexpected occurrence, any nominee should not be available for election, the proxies will be voted for the election of such substitute nominee, if any, as the Board of Directors may propose. Each nominee is at present available for election. The individuals listed below currently serve as directors of the Company.

     If voting for directors is conducted by cumulative voting, the persons named on the enclosed form of proxy will have discretionary authority to cumulate votes among the nominees with respect to which authority was not withheld or, if the form of proxy either was not marked or was marked for all nominees, among all nominees. In any case, the proxies may be voted for less than the entire number of nominees if any situation arises which, in the opinion of the proxy holders, makes such an action necessary or desirable.

BOARD OF DIRECTORS

     The directors of the Company are elected annually. During 1995 all actions of the Board of Directors (the Board) was by unanimous consent resolutions.

     The Board of Directors currently consists of five directors with two seats vacant. The Company proposes to elect five members at the Annual Meeting thereby leaving two seats on the Board vacant. The Company has concluded that it can operate efficiently with only five directors on the Board in light of the decision to have only GTE employees serve as directors of the Company. The five nominees for election to hold office until the next annual election of directors and until their successors shall be elected and qualified are listed in the following table. The proxies submitted in response to this Proxy Statement cannot be voted for a greater number of directors than the number of nominees named. All of the nominees were elected as directors of the Company at the last Annual Meeting, except John C. Appel, who was elected effective March 1, 1996. Also shown on the table are the nominees' ages and principal
occupations or employment during the last five years.   All of the nominees are
executives of GTE Telephone Operations.

          Name             Age      Director Since                       Business Experience
------------------------  ------   ----------------   -------------------------------------------------------
John C. Appel               47           1996         Executive Vice President - Network Operations, GTE
                                                      Telephone Operations, 1996; Executive Vice President -
                                                      Network Operations, all GTE domestic telephone
                                                      subsidiaries of which he is not the President, 1996;
                                                      Director, all GTE domestic telephone subsidiaries,
                                                      1996; President - GTE South Incorporated and GTE North
                                                      Incorporated, 1995; Senior Vice President - Regulatory
                                                      Operations, GTE Telephone Operations, 1994; President -
                                                      GTE Southwest Incorporated, 1994; State President -
                                                      Texas / New Mexico, 1993; Vice President and General
                                                      Manager - California, GTE Telephone Operations West
                                                      Area, 1992; Assistant Vice President - Business
                                                      Services, GTE Telephone Operations, 1991.

Richard M. Cahill           57           1993         Vice President - General Counsel, GTE Telephone
                                                      Operations, 1988; Director, all GTE domestic telephone
                                                      subsidiaries, 1993 and / or 1994; Director, GTE Vantage
                                                      Incorporated, 1991; Vice President - General Counsel,
                                                      all GTE domestic telephone subsidiaries, 1995.

Gerald K. Dinsmore          46           1993         Senior Vice President - Finance and Planning, GTE
                                                      Telephone Operations, 1994; Senior Vice President -
                                                      Finance and Planning, all GTE domestic telephone
                                                      subsidiaries, 1994; Vice President - Finance, GTE
                                                      Telephone Operations, 1993; Vice President -
                                                      Intermediary Customer Markets, GTE Telephone
                                                      Operations, 1988; President of all South Area
                                                      Companies, GTE Telephone Operations, 1992; Director,
                                                      GTE Florida Incorporated and GTE South Incorporated,
                                                      1992; Director, all GTE domestic telephone
                                                      subsidiaries, 1993 and / or 1994.

          Name             Age      Director Since                       Business Experience
------------------------  ------   ----------------   -------------------------------------------------------
Michael B. Esstman          49           1993         Executive Vice President - Customer Segments, GTE
                                                      Telephone Operations, 1994; Executive Vice President -
                                                      Operations, GTE Telephone Operations, 1993; President
                                                      of all Central Area Companies, GTE Telephone
                                                      Operations, 1991; President, Contel Eastern Region,
                                                      Telephone Operations Sector, 1983; Director, AG
                                                      Communications Systems; Director of all Central Area
                                                      Companies, 1991; Director of all other GTE domestic
                                                      telephone subsidiaries, 1993 and / or 1994.

Thomas W. White             49           1993         President, GTE Telephone Operations, 1995; Executive
                                                      Vice President - Network Operations, GTE Telephone
                                                      Operations, 1994; Executive Vice President - GTE
                                                      Telephone Operations, 1993; Senior Vice President -
                                                      General Office Staff, GTE Telephone Operations, 1989;
                                                      Director, all GTE domestic telephone subsidiaries, 1993
                                                      and / or 1994; Director, Quebec-Telephone.


COMMITTEES OF THE BOARD OF DIRECTORS

     The Company does not have any standing audit, nominating or compensation committees of the Board of Directors. In light of the decision to have only GTE employees serve on the Board, the Board of Directors concluded that such committees are not necessary.

DIRECTORS' COMPENSATION

     The current directors, all of whom are employees of GTE, are not paid any fees or remuneration, as such, for service on the Board.

EXECUTIVE COMPENSATION

     Report on Executive Compensation

     The Board of Directors of the Company has reviewed and approved the annual compensation paid to the Company's President, M.L. Keith, Jr., and C. Michael Crawford and Larry J. Sparrow, each a former President and Chief Executive Officer of the Company during 1995, and each of the other four highest paid executive officers of the Company. Mr. Sparrow resigned as President and as a director of the Company effective at the close of business on February 14, 1995, to accept another position within GTE. Messrs. Crawford and Sparrow and several of the other executive officers are also executive officers of affiliates of the Company. The Company's pro rata share of salaries, bonuses and other cash compensation for such executive officers is discussed in Note 1 to the table on page 9.

     The compensation of Mr. Keith and the other four highest paid executive officers (the named executive officers) are recommended to and approved by the Executive Compensation and Organizational Structure Committee of the Board of Directors of GTE Corporation (the Committee). The Committee also administers GTE's executive incentive plans including the approval of awards under those plans. In the opinion of the Board of the Company, the compensation paid to the named executive officers of the Company is reasonable.

     Compensation Philosophy

     The compensation philosophy of GTE, in which the Company's Board of Directors concurs, is that the compensation for the executive officers of the Company as a group should be set at a level so that it attracts superior individuals, rewards sustained performance and maximizes shareholder value.
The Board also believes that because the Company is a majority-owned subsidiary of GTE, and because most of the named executive officers are also executive officers of other GTE affiliates, their compensation should closely resemble the compensation paid to other similarly situated employees of other GTE subsidiaries. The Board further believes that the Company benefits from the policy of compensating its employees on a similar basis to other employees with similar responsibilities within GTE because it facilitates the ability of GTE to transfer employees between companies, thereby providing the Company with a large group of skilled and knowledgeable individuals from which to draw to fill key vacancies. This policy also serves to attract talented people to the Company because they will have an opportunity for additional experience and promotion throughout all of GTE.

     Executive Compensation

     The base salary of the named executive officers is determined by reviewing the individual's performance as well as the duties and responsibilities of the respective executive management position. Each management position is given a grade level with an attendant salary range. The grade levels are determined using the Hay Job Evaluation System, an orderly and widely recognized system to establish job levels. The Hay system emphasizes employee relations, staffing/retention and equal opportunity considerations. The individual's performance, years of experience and prior salary increase history, determine where within the salary range the individual's base salary falls. The grade levels of the executive officers are generally comparable to other similar management positions within GTE.

     The base compensation, whether or not specifically allocated to the Company, of the named executive officers increased during 1995, based on their performance and the date of their last increase. The percentage increases ranged from 0.5% to 18.5% and were based, in the case of Messrs. Keith, Crawford and Sparrow, upon the performance of GTE Telephone Operations and the Company and each individual's performance. The percentage increases for Messrs. Foster, White, Esstman and Dinsmore were based on the total performance of GTE Telephone Operations and each individual's performance. The base salaries paid by the Company to the named executive officers of the Company as of December 31, 1995, are included under the "salary" column of the Summary Compensation Table on page 9.

     Incentive Compensation

     Certain executives are also eligible to receive payments under two incentive plans in addition to their base salary. Under the Executive Incentive Plan (the EIP), awards are made, in the case of Messrs. Keith, Crawford and Sparrow, based upon the performance of GTE, GTE Telephone Operations and the Company during the last fiscal year and upon the individual participant's achievement of certain goals for his business unit and other individual objectives. In the case of Messrs. Foster, White, Esstman and Dinsmore, awards are made based on the total performance of GTE and GTE Telephone Operations and each individual's performance.

     No awards under the EIP are made for any year in which GTE's return on equity (ROE) does not exceed 8%. However, under the terms of the EIP, the Committee shall also take into consideration unusual or extraordinary items or circumstances affecting GTE's financial performance, such as the impact of mandated accounting changes or unusual charges related to acquisitions or divestitures. GTE's 1995 ROE exceeded 8%, excluding the adjustment for Financial Accounting Standards No. 71, and awards under the EIP were made.

     The award to Mr. Keith under the GTE EIP for 1995 allocated to the Company was $78,000. This award represents approximately 34% of Mr. Keith's total cash compensation for the year allocated to the Company. The award was based on the performance of GTE as a whole as well as Mr. Keith's performance with respect to critical pre-established qualitative and quantitative objectives related to the Company established and approved by the Chief Executive Officer of GTE Telephone Operations and the Committee. The quantitative objectives included targets for net income, return on equity, net cash flow, customer value of service and affirmative action. Other objectives included new product revenues, product price and positioning, employee satisfaction and process re-engineering. In determining Mr. Keith's award for 1995, particular emphasis was given to the financial performance of the Company and the quality of service provided to customers of the Company.

     EIP awards for the named executive officers paid by the Company are included in the "Bonus" column of the Summary Compensation Table on page 9 .

     Certain executives also have an opportunity to earn incentive payments under GTE's 1991 Long-Term Incentive Plan (LTIP). The primary purpose of the LTIP is to offer participants an incentive to cause GTE to achieve superior financial performance, thereby helping to assure superior performance for the shareholders. Two types of grants are currently used under the provisions of the LTIP - performance bonuses and stock options, which may include tandem stock appreciation rights (SARs).

     The named executive officers are eligible to receive annual grants of performance bonuses which are earned during a 36-month performance cycle. Awards for the three-year performance cycle ending in 1995 were based on GTE's financial performance during the relevant cycle as measured by GTE's average ROE against pre-established target levels. In 1994, the Committee established an additional measure of corporate performance - operating cash flow margin
(OCFM). To transition from awards based solely on performance against ROE targets to awards based on a combination of ROE and OCFM performance and to bring opportunities to company levels, the Committee established a special performance period of two-year duration to run concurrently with the final two years of the three-year ROE performance cycle ending in 1995. The awards for the additional period were based on GTE's performance against ROE and OCFM goals for the two-year period. The Committee authorized grants for the three-year performance cycle ending in 1997. The payments under this cycle will be based on GTE's performance against the ROE and OCFM targets established for the full three-year cycle. 75% of the award is determined based on ROE performance and 25% of the award will be determined based on OCFM performance.

     The Committee established minimum and target award opportunities for each cycle based upon competitive practices. In establishing the targeted performance objectives for ROE and OCFM, the Committee considered past performance, the strategic goals of GTE and the plans for implementing those goals. The established targets are designed to facilitate implementing strategic plans and improving performance.

     At the time performance targets for the current LTIP cycles were established, a Common Stock Unit account was set up for each participant in the LTIP. An initial dollar amount for each account (Target Award) was determined based on the competitive performance bonus grant practices of the market comparator group. That amount was then divided by the average market price for GTE Common Stock for the calendar week preceding the day the account was established to determine the number of Common Stock Units in the account. The value of the account increased or decreased based on the market price of the GTE Common Stock. An amount equal to the dividends paid on an equivalent number of shares of GTE Common Stock was added on each dividend payment date. This amount was then converted into a number of Common Stock Units obtained by dividing the amount of the dividend by the average price of the GTE Common Stock on the composite tape of the New York Stock Exchange on the dividend payment date and added to the Common Stock Unit account.

     If the minimum level of the targeted performance range is not attained, no award is paid. If the minimum of the performance target range is achieved, participants receive a payment of 20% of the Target Award for that performance measure. If the target value of the performance range is attained, participants receive a payment of 100% of the Target Award for that performance
measure.   Superior performance, achieving results in excess of the target value, results in a payment in excess of 100% of the Target Award based upon the following formula which is applied separately for each performance measure:

     - For the first and second 0.1% above the maximum performance target, 2% of the target award for that performance measure is added to the target award;

     - For the third and fourth 0.1% above the maximum performance target, 3% of the target award for that performance measure is added to the target award; and

     - For each additional 0.1% after .4% above the maximum performance target, 4% of the target award for that performance measure is added to the target award.

     Payouts to the named executives for the 1993-1995 award cycle and 1994-1995 award period are shown in the Summary Compensation Table on page 9. Also shown are historical awards for the 1991-1993 and 1992-1994 cycles and 1994 supplement. The awards shown reflect the following combinations of performance: the 1993-1995 ROE goal was not met completely, while the goal for the 1994-1995 award period was exceeded. With respect to these three-year cycles, the Committee had the discretion to adjust targets or performance results to reflect unusual items that the Committee determined were extraordinary, nonrecurring and unrelated to the normal operations of the business and unanticipated or not contemplated at the time the targets were originally established. Grants for the 1995-1997 award cycle are shown in the Long-Term Incentive Plan Awards Table on page 12.

     Under the LTIP, the Committee normally approves grants of stock options, which may include SARs. These options are granted to a substantially larger group of executives, including the named executive officers, than those who are eligible to receive performance bonuses under the LTIP.

     In approving the number of options and SARs awarded under the LTIP, the Committee compares GTE's grant levels to competitive practices with respect to such grants over a period of time. GTE's philosophy is to be at or near a median grant posture of the comparator group of companies. The number of options currently held by any individual participant is not a factor in determining individual grants for 1995. In 1995, the named executive officers received the awards shown in the Summary Compensation Table on page 9.

INTERNAL REVENUE SERVICE RULES RELATING TO DEDUCTIBILITY OF COMPENSATION

     In late December 1995, the Internal Revenue Service (IRS) issued final regulations that apply to the provision in the Internal Revenue Code limiting the tax deduction a publicly held corporation may take for compensation paid to its chief executive officer and its four other most highly compensated employees. The IRS regulations limit the amount that a company may deduct to one million dollars per person unless the compensation constitutes "performance based" compensation. The regulations contain transition rules which companies generally may rely on until the first shareholder meeting in 1997.

     In order to comply with the IRS regulations, the Committee has adopted certain procedures to provide for the deductibility of future amounts received under the EIP for 1995 and LTIP for cycles commencing in 1994. The provisions include, but are not limited to, limiting positive discretion and establishing the maximum award payable to any individual participant under the EIP. However, performance bonuses paid under the LTIP for the 3-year performance cycles beginning prior to 1994, do not qualify for the performance-based exemption to the one million dollar limit.

Other Compensation Plans

The Company also participates in various broad-based GTE employee benefit plans. Executives participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executives under the plans. GTE offers an Employees' Stock Plan pursuant to the provision of Section 423 of the Internal Revenue Code of 1986, as amended (the Code), under which employees may purchase GTE Common Stock at a discount. The GTE Savings Plan (the Savings Plan), pursuant to the provisions of Section 401(k) of the Code, permits employees to invest in a variety of funds on a pre- or after-tax basis. Matching contributions under the Savings Plan are made in GTE Common Stock.

The Company also maintains pension, insurance and other benefit plans for its employees.

     John C. Appel
     Richard M. Cahill
     Gerald K. Dinsmore
     Michael B. Esstman
     Thomas W. White

March 29, 1996

EXECUTIVE COMPENSATION TABLES

The following tables provide information about executive compensation.

                           SUMMARY COMPENSATION TABLE

The following table sets forth information about the compensation of the 1995 Principal Executive Officers of the Company and each of the other four most highly compensated executive officers (the named executive officers) of GTE Telephone Operations in 1995. The information in this table under the caption "Annual Compensation" sets forth all compensation paid to the named executive officers by GTE Telephone Operations. The caption "Long-Term Compensation" sets forth all long-term compensation paid to the named executive officers under employee benefit plans administered by GTE Corporation or GTE Service Corporation. Footnote 1 to this table sets forth the actual 1995 annual compensation for each of the named executive officers that was allocated to the Company.

                                                                                   Long-Term Compensation
                                                                    ----------------------------------------------------
                                       Annual Compensation (1)               Awards                    Payouts
                                  --------------------------------  ------------------------  --------------------------
           (a)              (b)     (c)       (d)          (e)           (f)         (g)            (h)         (i)
                                                                                  Securities
                                                      Other Annual   Restricted   Underlying       LTIP       All Other
Name and Principal                 Salary    Bonus    Compensation      Stock      Options/       Payouts   Compensation
Position in Group          Year   ($) (2)     ($)          ($)       Awards (#)    SARs (#)       ($) (3)     ($) (4)
-------------------------  ----   --------  --------- -------------  -----------  -----------     -------   ------------
M. L. Keith, Jr.  (5)      1995   $204,308  $104,000    $  --            --           12,500       $  --          $9,111
 President

C. Michael Crawford (6)    1995    197,077   139,100       --            --           16,900       73,700          8,805
 President                 1994    170,804    96,300       --            --            7,800       14,600          5,302
                           1993    155,500    61,900       --            --            4,900       --              4,665

Larry J. Sparrow (7)       1995    261,866   255,600       --            --           36,400      211,300         10,613
 President                 1994    260,662   233,800       --            --           30,900      117,200          7,075
                           1993    245,846   173,600       --            --           14,500       38,300          7,368

Kent B. Foster   (8)       1995    381,302   476,600       --            --          187,900      848,300         10,613
 President -               1994    687,608   837,900       --            --          138,100      397,800          7,075
  GTE Telephone            1993    603,659   531,700       --            --           58,800      117,100          6,502
  Operations

Thomas W. White            1995    418,884   443,800       --            --           98,800      331,800         10,613
 President -               1994    353,508   368,200       --            --           53,700      164,100          7,075
  GTE Telephone            1993    328,696   282,600       --            --           22,600       52,700          7,067
  Operations

Michael B. Esstman         1995    350,731   349,400       --            --           63,500      305,900          7,238
 Executive Vice President -1994    327,546   358,200       --            --           53,700      158,300          4,998

 Customer Segments         1993    287,830   268,400       --            --           22,600       46,200          7,056
  GTE Telephone
  Operations

Gerald K. Dinsmore         1995    265,125   255,600       --            --           36,400      211,300         10,613
 Senior Vice President -   1994    248,438   233,800       --            --           30,900       97,800          7,075
 Finance and Planning      1993    213,061   206,900       --            --           14,500       14,800          6,207
  GTE Telephone
  Operations

(1) Annual Compensation represents the total annual cash compensation of salaries, bonuses and other compensation. The Company's allocated share for Messrs. Keith, Crawford, Sparrow, Foster, White, Esstman and Dinsmore for whom total annual amounts are shown above, is $231,231; $107,619; $165,654; $189,015; $188,675; $156,129 and $116,122, respectively.
(2) The data in the table includes fees of $20,604, $22,896 and $21,944, respectively, received by Mr. Foster when he served as a director of BC TEL during 1995, 1994 and 1993, and fees of $289 and $2,869, respectively, for serving as a director of CANTV during 1994 and 1993. Mr. White received fees of $16,607 for serving as director of BC TEL during 1995. Both BC TEL and CANTV are indirectly-owned subsidiaries of GTE Corporation.

(3) 1995 Long-Term Incentive Plan (LTIP) Payouts include transition awards for the 1994-1995 performance period, which were established by the Committee as a special grant to allow for the smooth transitioning from a single measure of long-term performance (return on equity) to a combined measure (return on equity and operating cash flow margin).
(4) All other compensation for 1995 includes company contributions to the GTE Savings Plan of $6,750 for each of Messrs. Keith, Crawford, Sparrow, Foster, White and Dinsmore and $3,375 for Mr. Esstman. Also included are company contributions to the GTE Executive Salary Deferral Plan of $2,361 for Mr. Keith, $2,055 for Mr. Crawford, and $3,863 for each of Messrs. Sparrow, Foster, White, Esstman and Dinsmore.
(5) Mr. Keith was elected President of the Company in April 1995, replacing Mr. Crawford, who served as President from February 15, 1995 to April 1, 1995.
(6) Mr. Crawford was replaced as President by Mr. Keith on April 1, 1995, when he was elected Vice President - Network Operations Support for GTE Telephone Operations which he served until February 1996 when he was elected Vice President - Information Technology for GTE Telephone Operations.
(7) Mr. Sparrow was replaced as President by Mr. Crawford on February 15, 1995, when he was elected Vice President - Carrier Markets for GTE Telephone Operations.
(8) Mr. Foster served as President of GTE Telephone Operations through June 1995 at which time he was elected President of GTE Corporation. Mr. White replaced Mr. Foster as President of GTE Telephone Operations.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table shows all grants of options and tandem stock appreciation rights (SARs) to the named executive officers of the Company in 1995, whether or not specifically allocated to the Company. The options and SARs were granted under the LTIP. Pursuant to Securities and Exchange Commission (the
SEC) rules, the table also shows the value of the options granted at the end of the option terms (ten years) if the stock price were to appreciate annually by 5% and 10%, respectively. There is no assurance that the stock price will appreciate at the rates shown in the table. The table also indicates that if the stock price does not appreciate, there will be no increase in the potential realizable value of the options granted.

                                                                                 Potential Realizable Value at
                                                                                 Assumed Annual Rate of Stock
                                                                                    Price Appreciation For
                                        Individual Grants (1)                             Option Term
                        ------------------------------------------------------   ------------------------------
         (a)                (b)              (c)            (d)         (e)       (f)       (g)         (h)
                                          Percent of
                         Number of      Total Options/
                         Securities      SARs Granted    Exercise
                         Underlying       to All GTE      Or Base
                       Options / SARs    Employees in      Price    Expiration
        Name            Granted (1)      Fiscal Year      ($/SH)       Date       0%         5%          10%
--------------------   --------------   ---------------  ---------  ----------- ------    ---------  ----------
M. L. Keith, Jr.                6,500            0.11%    $  33.38   02/13/05   $  --    $  136,431  $  345,743
                                6,000            0.11%       34.06   03/26/05      --       128,486     325,583
C. Michael Crawford            12,500            0.22%       33.38   02/14/05      --       262,367     664,889
                                4,400            0.08%       34.06   03/26/05      --        94,223     238,761
Larry J. Sparrow               36,400            0.64%       33.38   02/14/05      --       764,013   1,936,158
Kent B. Foster                163,100            2.89%       33.38   02/13/05      --     3,423,364   8,675,477
                               24,800            0.44%       34.44   07/02/05      --       536,922   1,360,557
Thomas W. White                63,500            1.12%       33.38   02/13/05      --     1,332,824   3,377,638
                               35,300            0.62%       35.75   07/30/05      --       793,375   2,010,409
Michael B. Esstman             63,500            1.11%       33.38   02/14/05      --     1,332,824   3,377,638
Gerald K. Dinsmore             36,400            0.64%       33.38   02/14/05      --       764,013   1,936,158

(1) Each option was granted in tandem with a SAR, which will expire upon exercise of the option. Under the LTIP, one-third of these grants vest annually commencing one year after the date of grant.

                        AGGREGATED OPTION/SAR EXERCISES
                IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

The following table provides information as to options and SARs exercised by each of the named executive officers of the Company during 1995. The table sets forth the value of options and SARs held by such officers at year-end measured in terms of the closing price of GTE Common Stock on December 29, 1995.

        (a)                 (b)             (c)                    (d)                             (e)
                                                           Number of Securities            Value of Unexercised
                                                          Underlying Unexercised         In-the-Money Options/SARs
                          Shares                          Options/SARs at FY-End               at FY-End ($)
                         Acquired          Value        ----------------------------   -----------------------------
Name                   On Exercise (#)   Realized ($)    Exercisable    Unexercisable   Exercisable   Unexercisable
--------------------  ----------------  -------------   -------------   -------------  ------------- ---------------
M. L. Keith, Jr.                   --   $         --          13,199         17,501     $  148,303    $    180,822
C. Michael Crawford                --             --          14,566         23,734        162,363         248,300
Larry J. Sparrow                   --             --          58,766         61,834        668,538         660,412
Kent B. Foster                     --             --         251,331        299,569      2,836,272       3,071,409
Thomas W. White                19,800        227,700         105,566        142,134      1,227,717       1,428,689
Michael B. Esstman                 --             --          49,166        106,834        526,500       1,141,425
Gerald K. Dinsmore             29,833        142,354          12,833         61,834        117,248         660,412

LONG-TERM INCENTIVE PLAN - AWARDS IN LAST FISCAL YEAR

The LTIP provides for awards, currently in the form of stock options with tandem SARs, other stock-based awards and dollar denominated awards, to
participating employees.   The stock options and tandem SARs awarded under the
LTIP to the named executive officers are shown in the table on page 10.   The
LTIP is described in more detail on pages 6 and 7.

                                                                          Estimated Future Payouts
                                                                    Under Non-Stock Price Based Plans (1)
                                                              -----------------------------------------------
           (a)                    (b)               (c)             (d)              (e)              (f)
                                                Performance
                                             Or Other Period
                               Number of           Until
                             Shares, Units       Maturation
Name                        Or Other Rights      Or Payout     Threshold (2)      Target (3)      Maximum (4)
------------------------   ----------------  ---------------  ---------------    ------------    -------------
M. L. Keith, Jr.                       875        21 Months              184              920
                                     1,375        21 Months              289            1,446
C. Michael Crawford                    808         8 Months              168              838
                                     1,293        20 Months              268            1,341
                                     1,521        32 Months              315            1,577
Larry J. Sparrow                     3,800          3 Years              799            3,996
Kent B. Foster                      15,400          3 Years            3,527           17,633
                                     2,415        30 Months              538            2,690
                                     1,450        18 Months              310            1,548
                                       610         6 Months              125              624
Thomas W. White                      5,900          3 Years            1,351            6,755
                                     2,495        29 Months              556            2,779
                                     1,465        17 Months              313            1,564
                                       370         5 Months                76             378
Michael B. Esstman                   5,900          3 Years            1,241            6,204
Gerald K. Dinsmore                   3,800          3 Years              799            3,996


(1) It is not possible to predict future dividends and, accordingly, estimated Common Stock Unit accruals in this table are calculated for illustrative purposes only and are based upon the dividend rate and price of GTE Common Stock at the close of business on December 29, 1995. The target award is the dollar amount derived by multiplying the Common Stock Unit balance at the end of the award cycle by the price of GTE Common Stock.
(2) The Threshold is the level of the average return on equity (ROE) and the average operating cash flow margin (OCFM) during the relevant cycle which represents the minimum acceptable performance level for both the ROE and OCFM performance measures. If the Threshold is attained with respect to both performance measures, the award will be equal to 20% of the combined target award for ROE and OCFM. Because ROE and OCFM are separate performance measures, it is possible to receive an award if the Threshold is achieved with respect to only one of the performance measures. If the actual results for one, but not both, performance measures is at the Threshold level, the portion of the award determined by the measure performing at the Threshold level will be at 20% of the target award for that performance measure, and no award will be made for the portion of the award determined by the measure performing at less than the Threshold level. However, if the actual results for both performance measures are below the minimum acceptable performance level, no award will be earned.
(3) The Target is the level of the average ROE and the average OCFM during the cycle which represents outstanding performance for both the ROE and OCFM performance measures. If the Target is attained with respect to both performance measures, the award will be equal to 100% of the target award for ROE and OCFM. If the actual results for one, but not both, performance measures is at the Target level, the portion of the award determined by the measure performing at the Target level will be at 100% of the target award for that performance measure, and the portion of the award determined by the measure performing at less than 100% will be determined accordingly.
(4) This column has intentionally been left blank because it is not possible to determine the maximum award until the award cycle has been completed. The maximum amount of the award is limited by the amount the actual ROE and the actual OCFM exceed the targeted ROE and the targeted OCFM. If GTE's average ROE and OCFM during the cycle exceed their respective performance targets, additional bonuses may be earned according to the schedule on page 7. For example, if average ROE and OCFM performance each exceed the ROE and OCFM targets by .5%, respectively, the performance bonus will equal 114% of the combined target award.

EXECUTIVE AGREEMENTS

     GTE has entered into agreements (the Agreements) with Messrs. Sparrow, Foster, White, Esstman and Dinsmore regarding benefits to be paid in the event of a change in control of GTE (a Change in Control).

     A Change in Control is deemed to have occurred if a majority of the members of the Board do not consist of members of the incumbent Board (as defined in the Agreements) or if, in any 12-month period, three or more directors are elected without the approval of the incumbent Board. An individual whose initial assumption of office occurred pursuant to an agreement to avoid or settle a proxy or other election contest is not considered a member of the incumbent Board. In addition, a director who is elected pursuant to such a settlement agreement will not be deemed a director who is elected or nominated by the incumbent Board for purposes of determining whether a Change in Control has occurred. A Change in Control will not occur in the following situations: (1) certain merger transactions in which there is at least 50% GTE shareholder continuity in the surviving corporation, at least a majority of the members of the board of directors of the surviving corporation consists of members of the Board of GTE and no person owns more than 20% (or under certain circumstances, a lower percentage, not less than 10%) of the voting power of the surviving corporation following the transaction, and (2) transactions in which GTE's securities are acquired directly from GTE.

     The Agreements provide for benefits to be paid in the event these individuals separate from service and have a "good reason" for leaving or are terminated without "cause" within two years after a Change in Control of GTE.

     Good reason for leaving includes, but is not limited to, the following events: demotion, relocation or a reduction in total compensation or benefits, or the new entity's failure to expressly assume obligations under the Agreements. Termination for cause includes certain unlawful acts on the part of the executive or a material violation of his or her responsibilities to the Corporation resulting in material injury to the Corporation.

     An executive who experiences a qualifying separation from service will be entitled to receive up to two times the sum of (i) base salary and (ii) the average of his or her other percentage awards under the EIP for the previous three years. The executive will also continue to receive medical and life insurance coverage for up to two years and will be provided with financial and outplacement counseling.

     In addition, the Agreements with Messrs. Sparrow, Foster, White, Esstman and Dinsmore provide that in the event of a separation from service, they will receive service credit in the following amounts: two times years of service otherwise credited if the executive has five or fewer years of credited service; 10 years if credited service is more than five and not more than 10 years; and, if the executive's credited service exceeds 10 years, the actual number of credited years of service. These additional years of service will apply towards vesting, retirement eligibility, benefit accrual and all other purposes under the Supplemental Executive Retirement Plan (SERP) and the Executive Retired Life Insurance Plan. In addition, each executive covered under an Agreement will be considered to have not less than 76 points and 15 years of accredited service for the purpose of determining his or her eligibility for early retirement benefits. The Agreements provide that there will be no duplication of benefits.

     Each of the agreements remain in effect until July 1, 1999 unless terminated earlier pursuant to its terms. The agreements will be automatically renewed on each successive July 1 unless, not later than December 31 of the preceding year, one of the parties notifies the other that he does not wish to extend his respective Agreement. If a Change in Control occurs, the Agreements will remain in effect until the obligations of GTE (or its successor) under the Agreements have been satisfied.

RETIREMENT PROGRAMS

     Pension Plans

     The estimated annual benefits payable, calculated on a single life annuity basis, under GTE's defined benefit pension plans at normal retirement at age 65, based upon final average earnings (integrated with social security as described below) and years of service, is illustrated in the following table:

                               PENSION PLAN TABLE

                                                             Years of Service
    Final Average              --------------------------------------------------------------------------------
      Earnings                      15               20               25               30               35
--------------------           --------------------------------------------------------------------------------
$            150,000           $     31,460     $     41,946     $     52,433     $     62,919   $       73,406
             200,000                 42,335           56,446           70,558           84,669           98,781
             300,000                 64,085           85,446          106,808          128,169          149,531
             400,000                 85,835          114,446          143,058          171,669          200,281
             500,000                107,585          143,446          179,308          215,169          251,031
             600,000                129,335          172,446          215,558          258,669          301,781
             700,000                151,085          201,446          251,808          302,169          352,531
             800,000                172,835          230,446          288,058          345,669          403,281
             900,000                194,585          259,446          324,308          389,169          454,031
           1,000,000                216,335          288,446          360,558          432,669          504,781
           1,200,000                259,835          346,446          433,058          519,669          606,281
           1,500,000                325,085          433,446          541,808          650,169          758,531
           2,000,000                433,835          578,446          723,058          867,669        1,012,281


     GTE Service Corporation, a wholly-owned subsidiary of GTE, maintains the GTE Service Corporation Plan for Employees' Pensions (the Service Corporation
Plan), a noncontributory pension plan for the benefit of all GTE employees based on years of service. Pension benefits to be paid from the Service Corporation Plan and contributions to the Service Corporation Plan are related to basic salary exclusive of overtime, differentials, incentive compensation (except as otherwise described) and other similar types of payment. Under the Service Corporation Plan, pensions are computed on a two-rate formula basis of 1.15% and 1.45% for each year of service, with the 1.15% service credit being applied to that portion of the average annual salary for the five highest consecutive years that does not exceed the Social Security Integration Level (the portion of salary subject to the Federal Social Security Act), and the 1.45% service credit being applied to that portion of the average annual salary that exceeds said level. As of December 31, 1995, the credited years of service under the plan for Messrs. Keith, Crawford, Sparrow, Foster, White, Esstman and Dinsmore are 30, 27, 28, 25, 28, 26 and 20, respectively.

     Under Federal law, an employee's benefits under a qualified pension plan, such as the Service Corporation Plan, are limited to certain maximum amounts. GTE maintains a SERP, which supplements the benefits of any participant in the Service Corporation Plan in an amount by which any participant's benefits under the Service Corporation Plan are limited by law. In addition, the SERP includes a provision permitting the payment of additional retirement benefits determined in a similar manner as under the Service Corporation Plan on remuneration accrued under management incentive plans as determined by the
Executive Compensation and Organizational Structure Committee.   SERP benefits
are payable in a lump sum or an annuity.

     Executive Retired Life Insurance Plan

     The GTE Corporation Executive Retired Life Insurance Plan (ERLIP) provides Messrs. Crawford, Sparrow, Foster, White, Esstman and Dinsmore a postretirement life insurance benefit of three times final base salary and provides Mr. Keith a postretirement life insurance benefit of two and one-half times final base salary. Upon retirement, ERLIP benefits may be paid as life insurance, or optionally, an equivalent amount equal to the present value of the life insurance amount (based on actuarial factors and the interest rate then in effect), as a lump sum payment, as an annuity or as installment payments.

OWNERSHIP OF STOCK BY DIRECTORS, NOMINEES FOR DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS

     The table below sets forth the shares of GTE's Common Stock beneficially owned by each director, nominee for director, the Chief Executive Officer and the other four most highly compensated executive officers and by all directors and executive officers as a group. No director, nominee for director or executive officer owns as much as one-tenth of one percent of the total outstanding shares of GTE Common Stock, and all directors and executive officers as a group own less than one-half of one percent of the total outstanding shares of GTE Common Stock. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to the shares shown.

                                                                           Shares Beneficially
                                                                              Owned as of
          Title of Class        Name of Director or Nominee (1) (2) (3)     December 31, 1995
-----------------------------   ----------------------------------------   --------------------
    Common Stock of GTE         Richard M. Cahill                                       54,481
    Corporation                 Gerald K. Dinsmore                                      29,667
                                Michael B. Esstman                                     107,586
                                Thomas W. White                                        119,761
                                                                           --------------------
                                                                                       311,495
                                                                           ====================

                                Executive Officers (1) (2) (3)
                                ----------------------------------------   --------------------

                                M. L. Keith, Jr.                                        24,383
                                C. Michael Crawford                                     28,751
                                Larry J. Sparrow                                        51,093
                                Kent B. Foster                                         432,173
                                Thomas W. White                                        119,761
                                Michael B. Esstman                                     107,586
                                Gerald K. Dinsmore                                      29,667
                                                                           --------------------
                                                                                       793,414
                                                                           ====================

                                All directors and executive
                                officers as a group (1) (2) (3)                      1,455,050
                                                                           ====================



(1) Includes shares acquired through participation in GTE's Consolidated Employee Stock Ownership Plan and/or the GTE Savings Plan.
(2) Included in the number of shares beneficially owned by Messrs. Cahill, Dinsmore, Esstman, White, Keith, Crawford, Sparrow and Foster and all directors and executive officers as a group are 49,733; 27,267; 93,066; 106,699; 20,532; 24,432; 37,567; 367,865; and 1,206,451 shares, respectively, which such persons have the right to acquire within 60 days pursuant to stock options.
(3) No director, nominee for director or executive officer owns as much as one-tenth of one percent of the total outstanding shares of GTE Common Stock, and all directors and executive officers as a group own less than one-fifth of one percent of the total outstanding shares of GTE Common Stock.

DIRECTOR AND EXECUTIVE OFFICER SECURITIES REPORTS

     The Federal securities laws require the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any equity securities of the Company.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, all persons subject to these reporting requirements filed the required reports on a timely basis. All of the Company's common stock is owned by GTE and, to the Company's knowledge, none of such directors or executive officers currently owns, or has ever owned, any shares of the Company's registered preferred stock (which is the only registered class of the Company's equity securities).

INDEPENDENT PUBLIC ACCOUNTANTS

     A proposal will be presented at the meeting that the selection by the Board of Directors of Arthur Andersen LLP as the independent public accountants of the Company be approved by the shareholders of the Company. An affirmative vote of the holders of a majority of the shares represented at the meeting will be required for such approval. In the event such approval is not obtained, selection of the accountant will be reconsidered by the Board of Directors. Proxies solicited by the Board of Directors will be voted for the proposal unless marked to the contrary.

A representative of Arthur Andersen LLP will not attend the shareholders' meeting.

CERTAIN TRANSACTIONS

     Certain affiliated companies, which are not subsidiaries of the Company, supply construction and maintenance equipment, supplies and electronic repair services to the Company. These purchases and services amounted to $94.8 million in 1995. Such purchases and services are recorded in the accounts of the Company, at cost, which includes a normal return realized by the affiliates.

The Company is billed for certain printing and other costs associated with telephone directories, data processing services and equipment rentals, and receives management, consulting, research and development and pension management services from other affiliated companies. These charges amounted $212.1 million in 1995. The amounts charged for these affiliated transactions are based on a proportional cost allocation method.

The Company's consolidated financial statements include allocated expenses based on the sharing of certain executive, administrative, financial, accounting, marketing, personnel, engineering, and other support services being performed at consolidated work centers among the domestic GTE Telephone Operating Companies. The amounts charged for these affiliated transactions are based on a proportional cost allocation method as filed with the Federal Communications Commission.

The Company has an agreement with GTE Directories Corporation (Directories) (100% owned by GTE), whereby the Company provides its subscriber lists, billing and collection and other services to Directories. Revenues from these activities amounted to $122.6 million in 1995.

OTHER MATTERS

     The Board of Directors does not know of any other matters to be presented at the meeting. If any other business should properly be brought before the meeting, it is the intention of the person named in the proxy to vote the proxy in accordance with their best judgment on such matters.

PROPOSALS FOR NEXT ANNUAL MEETING

Any proposal which a shareholder intends to present at the next Annual Meeting of Shareholders, to be held in April 1997, must be received at the office of the Company by November 29, 1996, if such proposal is to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

     A copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission is available free of charge by written request to:


     GTE Telephone Operations
     Financial Reporting
     1420 East Rochelle Blvd.
     Suite 300, Building 6
     MC: HQC03F29
     Irving, TX 75039

                                             By order of the Board of Directors,

                                                      Charles J. Somes
                                                          Secretary

Dated:  March 29, 1996

                                 DETACH HERE



                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
P                        GTE CALIFORNIA INCORPORATED
R        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
O
X
Y        The undersigned appoints RICHARD M. CAHILL, PETER K. PLAUT and CHARLES
     J. SOMES, and each of them, proxies, with power of substitution, to vote, as designated on the reverse side, all shares of the undersigned at the annual meeting of shareholders of GTE California Incorporated to be held at 600 Hidden Ridge, Irving, Texas 75038, on Wednesday, April 10, 1996, at 10 a.m., and all adjournments.


         PROXIES CANNOT BE VOTED FOR A GREATER NUMBER OF DIRECTORS THAN THE NOMINEES NAMED.


                                                                  *************
                                                                  *SEE REVERSE*
                      CONTINUED AND TO BE SIGNED ON REVERSE SIDE  *   SIDE    *
                                                                  *************




                                 DETACH HERE


[X] Please mark
    votes as in
    this example.

    This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted FOR Proposals 1 and 2.

    1. ELECTION OF DIRECTORS

    Nominees: Thomas W. White, John C. Appel, Michael B. Esstman, Gerald K. Dinsmore and Richard M. Cahill

                      FOR                  WITHHELD
                      [ ]                    [ ]

    [ ]
       --------------------------------------
       For all nominees except as noted above

    2. Proposal to approve the appointment of Arthur Andersen LLP as the independent public accountant for the Company

                FOR               AGAINST           ABSTAIN
                [ ]                 [ ]               [ ]

    3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                         MARK HERE    [ ]
                                        FOR ADDRESS
                                         CHANGE AND
                                        NOTE AT LEFT

    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

    (Please sign your name(s) as printed hereon. If co-owner, both parties should sign.)


Signature____________________ Date _____ Signature _________________ Date ______